Exhibit 10.2

Pursuant to 17 CFR 240.24-b, confidential information has been omitted in places marked “[***]”

and has been filed separately with the Securities and Exchange Commission pursuant to a

Confidential Treatment Application filed with the Commission

Statement of Work #

[***] Support

1. INTRODUCTION

This Statement of Work # (“SOW”) is made this 3rd day of September 2009 by and between Elektrobit Inc. (“Elektrobit” or “EB”) and TerreStar Network Inc. (“TerreStar” or “TNS”) for the StarComm (Commercial ATC/SAT PDA) testing against the [***] system. The second purpose is to support [***] activities during the duration of this SOW. This SoW is covered by Master Development and Licensing Agreement between Elektrobit and TerreStar dated August 10, 2007, as amended (“Agreement”). Capitalized terms that are not otherwise defined in this SOW have the meaning defined in the Agreement.

2. REFERENCES

[***]

3. PROJECT OVERVIEW

[***]

4. PERIOD OF PERFORMANCE

This work will extend for a period of approximately [***], starting [***] and ending at [***], which is currently scheduled for [***].

5. SCHEDULE

[***]

6. TERRESTAR FURNISHED ITEMS

The following table list Terrestar Furnished Items to Elektrobit which originate from Program Parties or 3rd Parties.

1)	Terrestar to coordinate [***].

2)	TerreStar to coordinate with [***].

3)	TerreStar to coordinate with [***], when requested by EB

4)	Test plan [***]

5)	[***]

7. EB DELIVERABLES

The following list represents Elektrobit deliverables. The Deliverables are based on inputs from StarComm program and third parties as well as EB activities during the SOW.

EB deliverables:

1)	EB will provide [***].

2)	EB will provide daily status reports [***].

3)	EB will provide [***].

4)	EB will provide [***].

5)	EB will provide [***].

6)	EB will provide [***].

Moreover, EB will use commercially reasonable efforts to minimize the number of personnel changes supporting [***]. When a personnel change is required and the new person has not [***], there will be a transition overlap of at least [***] between the existing support person and the new support person to minimize disruption caused by the change. This requirement may be waived by TerreStar.

8. PROJECT DEPENDENCIES AND ASSUMPTIONS

The following table lists some but not all of the SOW dependencies and assumptions during the agreement period. These inputs will work as enablers for EB work and have an effect on the schedule, cost and quality of EB support. Dependencies are indicated a D and Assumptions with an A.

Item #	Category	Description
1.	A	[***]
2	D	[***]
3	D	[***]
4	D	[***]
5	D	[***]

9. PLACE OF PERFORMANCE AND DELIVERY TERMS

EB will perform the work [***]. EB support at alternative locations for demos will be mutually agreed to.

10. ACCEPTANCE OF DELIVERABLES

As set forth in section 7 of the Agreement, TSN will notify EB of its acceptance or rejection of the deliverables within the [***] Acceptance period. See the schedule in section 5 in this SOW.

11. PRICING AND PAYMENTS

The services under this SOW will be performed on time and material basis including materials, travel and other expenses.

•	Travel and accommodation expenses shall be authorized by Terrestar Networks in advance. Expenses will be invoiced to Terrestar Networks at Elektrobit’s actual costs plus a [***].

Billing, payment and other terms and conditions shall be according to Agreement.

The not-to-exceed amount for the services and expenses are as follows. Exceeding these amounts requires written approval from TerreStar Networks.

Description
Resource costs [***]	[***] USD
Resource costs [***]	[***] USD
Traveling costs (flights, hotels, car rental, daily allowances)	[***] USD
Other costs (e.g. test equipment lease or shipments to alternate locations)	[***] USD
Total	[***] USD

Table #. Not-to-exceed amount for the SOW

11.1. Invoicing

EB may invoice TSN once per month, as set forth in Section 2.1.4 of the Agreement.

11.2. Payment

TSN will pay all undisputed amounts with in thirty (30) days of receipt of EB’s invoice, as set in section 2.1.4 of the Agreement.

12. CONSULTANT MANAGEMENT AND THIRD PARTY COORDINATION

TSN and EB shall each appoint individuals who shall together serve as the Consultant Steering Group. The Consultant Steering Group will be called upon to resolve any issue in day-to-day aspects of the support effort.

Items that can not be addressed or decided in the Consultant Steering Group will taken to TerreStar for decisions.

[***]

13. CONSULTANT STEERING GROUP

TerreStar Technical	Business	EB Technical	Business
[***]	[***]	[***]	[***]

14. INTELLECTUAL PROPERTY RIGHTS

Ownership and license rights for any EB deliverables provided under this SOW are covered by Section 6 (Ownership of Work Product) of the Agreement

IN WITNESS WHEROF the parties here to have caused this Statement of Work to be executed by their respective duly authorized representatives as of the last date written below (the “Effective Date”)

TerreStar Networks Inc.		Elektrobit Inc.

By:	/s/ Vince Loiacono	By:	/s/ Jani Lyrintzis
Name:	Vince Loiacono	Name:	Jani Lyrintzis
Title:	Chief Accounting Office	Title:	VP & GM
Date:	September 2, 2009	Date:	September 3, 2009

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